Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999, on our audits of the consolidated financial statements of MicroFinancial Incorporated.


PricewaterhouseCoopers LLP


Boston, Massachusetts
April 7, 1999